                               FIRST AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT

         THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "AMENDMENT") is made and entered into as of July 15, 2008, by and among MicroIslet, Inc., a Nevada corporation (the "COMPANY"), Ronald Katz, an individual (the "HOLDER"), and SMR 1996 Trust III, a New York trust (the "PURCHASER"). The Company, the Holder and the Purchaser are collectively referred to as the "PARTIES".

         WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of June 11, 2008 (the "SECURITIES PURCHASE AGREEMENT"), by and between the Company and the Holder, the Company and the Holder entered into that certain Registration Rights Agreement, dated as of June 11, 2008 (the "REGISTRATION RIGHTS AGREEMENT");

         WHEREAS, pursuant to the Registration Rights Agreement, the Company granted the Holder certain registration rights with respect to the shares of Common Stock issuable upon exercise of the warrant issued pursuant to the Securities Purchase Agreement (the "OLD WARRANT");

         WHEREAS, the Company and the Purchaser as of the date hereof have entered into a certain Warrant Agreement (the "NEW WARRANT"); and

         WHEREAS, the Parties desire to join the Purchaser as a party to the Registration Rights Agreement and to extend the rights thereof to apply to the shares of Common Stock issuable upon exercise of the New Warrant.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Registration Rights Agreement.

         2. JOINDER. The Parties hereby acknowledge, agree and confirm that, upon the effectiveness hereof, the Purchaser shall become a party to the Registration Rights Agreement (as amended hereby), and thereupon shall be subject to, and bound by, the terms and provisions thereof, with the same force and effect as if it had been an original signatory party to the Registration Rights Agreement. Without limiting the generality of the foregoing, Purchaser expressly assumes all of the obligations and liabilities, and the Company agrees that Purchaser shall have all of the rights, of a "Holder" under such terms and provisions.

         3. AMENDMENTS. Effective as of the date hereof, the Parties hereby agree to amend the Registration Rights Agreement as follows:

                  (a) PREAMBLE. The second paragraph of the Registration Rights Agreement is hereby deleted and replaced in its entirety by the following text:

                           "This Agreement is made pursuant to that certain
                  Securities Purchase Agreement, dated as of June 11, 2007, between the Company and Ronald Katz, (the "PURCHASE AGREEMENT") and that certain Warrant Agreement, dated as of July 15, 2008, between the Company and SMR 1996 Trust III, a New York trust (the "WARRANT Agreement")."

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

                  (b) DEFINITIONS. The first sentence of Section 1 of the Registration Rights Agreement is hereby deleted and replaced in its entirety by the following text:

                           "Capitalized terms used and not otherwise defined
                  herein that are defined in either the Purchase Agreement or the Warrant Agreement, as applicable, shall have the meanings given such terms in either the Purchase Agreement or the Warrant Agreement, as applicable. As used in this Agreement, the following terms have the respective meanings set forth below in this Section 1."

                  (c) NOTES. The definition of "Notes" in Section 1 of the Registration Rights Agreement is hereby deleted and replaced in its entirety by the following text:

                           "means either: (i) the Subordinated Convertible
                  Unsecured Revolving Promissory Notes issued or issuable from time to time under the Purchase Agreement; or (ii) the Unsecured Subordinated Convertible Promissory Note issued in connection with the Warrant Agreement."

                  (d) WARRANTS. The definition of "Warrants" in Section 1 of the Registration Rights Agreement is hereby amended by replacing the text "the Purchase Agreement" therein with the text "either the Purchase Agreement or the Warrant Agreement."

                  (e) REGISTRATION PROCEDURES. Section 3(h) of the Registration Rights Agreement is hereby amended by replacing the text "the Purchase Agreement" therein with the text "either the Purchase Agreement or the Warrant Agreement, as applicable."

                  (f) SUCCESSORS AND ASSIGNS. Section 6(g) of the Registration Rights Agreement is hereby amended by replacing the text "the Purchase Agreement" therein with the text "with respect to Holder, the Purchase Agreement, and with respect to Purchaser, the Warrant Agreement."

         4. EFFECT AND RATIFICATION. Upon execution and delivery of this Amendment by the Parties, the Purchaser shall become a party to the Registration Rights Agreement in accordance with SECTION 2 hereof, the Registration Rights Agreement shall be amended in accordance with SECTION 3 hereof, the term "Agreement", "hereof", "hereunder" and words of similar import whenever used therein shall refer to the Registration Rights Agreement as amended hereby, and the Parties shall be bound by the Registration Rights Agreement as so amended. Except as expressly amended by this Amendment, the Registration Rights Agreement shall remain in full force and effect in accordance with the terms and conditions thereof.

         5. MISCELLANEOUS. The terms of subsections (h) (Execution and Counterparts), (i) (Governing Law), and (l) (Headings) of Section 6 of the Registration Rights Agreement are hereby incorporated by reference and shall apply MUTATIS MUTANDIS to this Amendment as if specifically set forth herein.

                           [ SIGNATURE PAGE FOLLOWS ]

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


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"COMPANY"                              MICROISLET, INC., a Nevada corporation


                                       By:  /s/ Michael J. Andrews
                                          -------------------------------------
                                           Michael J. Andrews
                                           Chief Executive Officer



"PURCHASER"                           SMR 1996 TRUST III, A NEW YORK TRUST


                                       By:  /s/ Ronald Katz
                                          -------------------------------------
                                           Ronald Katz
                                           Co-Trustee


                                       By:  /s/ Martin Edelman
                                          -------------------------------------
                                          Martin Edelman
                                          Co-Trustee



"HOLDER"                              Ronald Katz



                                      /s/ Ronald Katz
                                      ----------------------------------------





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